Please date, sign and mail your
                   proxy card back as soon as possible!


                      Annual Meeting of Shareholders
                       BRADLEY PHARMACEUTICALS, INC.

                              COMMON STOCK

                            August 28, 2002




              Please Detach and Mail in the Envelope Provided


A  X  Please mark your
      votes as in this
      example.

                                  WITHHOLD
                                  AUTHORITY
                      FOR         TO VOTE FOR
                 ALL NOMINEES    ALL NOMINEES

1. ELECTION OF                                   HOLDERS OF COMMON STOCK
   DIRECTORS                                     NOMINEES:  BRUCE W. SIMPSON
                                                            ALAN G. WOLIN, PH.D.

INSTRUCTION: TO WITHHOLD AUTHORITY TO
VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE
THAT NOMINEE'S NAME IN THE SPACE PROVIDED
BELOW.

________________________________________






2. TO CONSIDER AND ACT UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS INDICATED. IF NO SPECIFICATION IS INDICATED, THIS PROXY WILL BE VOTED FOR THE NOMINEES TO THE BOARD OF DIRECTORS IN PROPOSAL 1 AND WITH THE DISCRETION OF THE PROXY OR
PROXIES ON ANY OTHER BUSINESS.

ANY PROXY HERETOFORE GIVEN BY THE UNDERSIGNED WITH RESPECT TO SUCH STOCK IS HEREBY REVOKED, RECEIPT OF THE NOTICE OF ANNUAL MEETING, ANNUAL REPORT AND PROXY STATEMENT IS HEREBY ACKNOWLEDGED.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.



SIGNATURE_________________________________L.S. DATED:_______________2002

SIGNATURE_________________________________L.S. DATED:_______________2002


NOTE:	PLEASE SIGN EXACTLY AS YOUR NAME APPEARS HEREON.  IF SHARES ARE HELD
JOINTLY, SIGNATURE SHOULD INCLUDE BOTH NAMES. EXECUTORS, ADMINISTRATORS, TRUSTEES, GUARDIANS AND OTHERS SIGNING IN A REPRESENTATIVE CAPACITY PLEASE GIVE THEIR FULL TITLE.














































                             COMMON STOCK


        THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                     BRADLEY PHARMACEUTICALS, INC.

             PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS

                           AUGUST 28, 2002


     THE UNDERSIGNED HEREBY APPOINT(S) DANIEL GLASSMAN, PROXY FOR THE UNDERSIGNED, WITH FULL POWER OF SUBSTITUTION, TO VOTE ALL SHARES OF COMMON STOCK, $.01 PAR VALUE PER SHARE, OF BRADLEY PHARMACEUTICALS, INC. WHICH THE UNDERSIGNED IS ENTITLED TO VOTE AT THE 2002 ANNUAL MEETING OF SHAREHOLDERS TO
BE HELD AT 383 ROUTE 46 WEST, FAIRFIELD, NEW JERSEY 07004, ON WEDNESDAY,
AUGUST 28, 2002, AT 10:00 A.M., LOCAL TIME, AND AT ANY ADJOURNMENTS THEREOF, UPON THE MATTERS SET FORTH IN THE NOTICE OF ANNUAL MEETING AND PROXY STATEMENTS, AS FOLLOWS:


                      (To be Signed on Reverse Side)